UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 19, 2007
Date of Earliest Event Reported:  October 18, 2007

PINNACLE GAS RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33457	30-0182582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 E. Alger Street
Sheridan, Wyoming 82801
(Address of principal executive offices)

(307) 673-9710
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Regulation FD Disclosure

                On October 18, 2007, Pinnacle Gas Resources, Inc. (the “Company”) announced that it would be holding a conference call to discuss its pending merger with Quest Resource Corporation.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward Looking Statements and Additional Information

                The Company may make statements herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”).  All statements, other than statements of historical fact, included herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These statements are not guarantees of future events or the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause events or the Company’s actual performance or achievements to be materially different than those projected by the Company.  For a full discussion of these risks, uncertainties and factors, the Company encourages you to read its documents on file with the SEC.  Except as required by law, the Company does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

                QUEST AND PINNACLE WILL FILE A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING QUEST, PINNACLE AND THE MERGER. A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF QUEST AND  PINNACLE SEEKING THEIR APPROVAL OF THE MERGER. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER DOCUMENTS FILED BY QUEST AND PINNACLE WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV.

                THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO QUEST) MAY ALSO BE OBTAINED FOR FREE FROM QUEST BY DIRECTING A REQUEST TO QUEST, 9520 N. MAY AVENUE, SUITE 300, OKLAHOMA CITY, OKLAHOMA, ATTENTION DAVID GROSE; TELEPHONE: (405) 488-1304 EXT. 6823; E-MAIL: DGROSE@QRCP.COM.

                THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO PINNACLE) MAY ALSO BE OBTAINED FOR FREE FROM PINNACLE BY DIRECTING A REQUEST TO PINNACLE GAS RESOURCES, INC., I E. ALGER, SHERIDAN, WYOMING 82801, ATTENTION: ANDREA MELLINGER; TELEPHONE: (307) 673-9710; E-MAIL: AMELLINGER@PINNACLEGAS.COM.

                Quest, its directors and executive officers, certain members of its management and certain of its employees may be considered “participants in the solicitation” of proxies from Quest’s stockholders in connection with the merger. Information regarding such persons and a description of their interest in the merger will be contained in the joint proxy statement/prospectus when it is filed with the SEC.  Information concerning beneficial ownership of Quest stock by its directors and certain of its executive officers is included in its proxy statement dated May 8, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.

                Pinnacle, its directors and executive officers, certain members of its management and certain of its employees may be considered “participants in the solicitation” of proxies from Pinnacle’s stockholders in connection with the merger. Information regarding such persons and a description of their interest in the merger will be contained in the joint proxy statement/prospectus when it is filed with the SEC. Information concerning beneficial ownership of Pinnacle stock by its directors and certain of its executive officers is included in Amendment No. 7 to Pinnacle’s registration statement on Form S-1 (File No. 333-133983) dated September 27, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.

Item 9.01   Financial Statements and Exhibits

                (d)           Exhibits:

Exhibit No.	Description
99.1	Press release dated October 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE GAS RESOURCES, INC.

	By:	/s/ Peter G. Schoonmaker
	Name:	Peter G. Schoonmaker
	Title:	President and Chief Executive Officer

Dated: October 18, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 18, 2007